UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in its Charter)

1-4694 (Commission File Number)	Delaware (State or other Jurisdiction of Incorporation)	36-1004130 (I.R.S. Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2021, the Board of Directors (the “Board”) of R.R. Donnelley & Sons Company (the “Company”), approved an increase in the size of the Board from 7 to 8 members, and elected James Ray, Jr. to fill the newly created vacancy.  Mr. Ray will serve on the Board until the Company’s 2021 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified, or until his earlier resignation or removal.

The Board determined that Mr. Ray is independent under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”).   Mr. Ray was also named to the Corporate Responsibility and Governance Committee of the Board.  There was no arrangement between Mr. Ray and any other person pursuant to which he was selected as a director.

Mr. Ray will receive retainer fees and restricted stock units similar to those paid to the Company’s other non-management directors in accordance with the Company’s current policies, as described in the Proxy Statement for the Company’s 2020 Annual Meeting of Stockholders filed with the SEC on April 10, 2020.

Mr. Ray, age 57, served from 2013 to 2020 in various leadership capacities at Stanley Black & Decker, Inc, most recently as President of STANLEY Engineered Fastening. He previously served from 2009 to 2013 as Senior Vice President and General Manager of TE Connectivity Inc. (f/k/a Tyco Electronics) where he was responsible for its North and South American Automotive connectivity business.  From 1993 to 2009 Mr. Ray served in numerous engineering and operational leadership roles at General Motors Company, where he began his career, and at Delphi Corporation following its spin-off from GM.  He currently serves on the board of directors of Commercial Vehicle Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: March 2, 2021	By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Executive Vice President and Chief Financial Officer